UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 20, 2009

CIGNUS VENTURES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51714	74-3152432
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

Suite 410 – 103 East Holly Street
National Bank Building
Bellingham, WA	98225
(Address of principal executive	(Zip Code)
offices)

Registrant's telephone number, including area code (360) 306-1133

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 1.01        ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 20, 2009, Cignus Ventures Inc. (the “Company”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with Smartlinx Acquisition Corp. (“Cignus Sub”), the wholly owned subsidiary of the Company, Smartlinx VOIP Networks Private Limited (“Smartlinx”), David K. Ryan, the sole executive officer and director of the Company, and Citiglobal Ltd. (“Citiglobal”), the sole shareholder of Smartlinx. Under the terms of the Share Purchase Agreement, Citiglobal has agreed to transfer all of the issued and outstanding shares of Smartlinx to Cignus Sub. In consideration of all of the shares of Smartlinx, the Company has agreed to issue to Citiglobal 3,250,000 shares of its common stock and warrants to acquire 4,250,000 shares of its common stock at an exercise price of $0.02 per share for a period of two years from the date of issuance. As additional consideration, Mr. Ryan has agreed to transfer 10,000,000 shares of common stock owned by him to Citiglobal for an aggregate purchase price of $10,000.

Closing is subject to a number of customary conditions, including the delivery of the audited financial statements of Smartlinx. The closing of the Share Purchase Agreement is expected to occur five business days after the delivery of audited financial statements, but in any event no later than September 30, 2009.

On closing of the Share Purchase Agreement, Mr. Ryan will resign as the Company’s sole executive officer and director of the Company and will be replaced by the following persons:

Name	Title
Abraham Joy	Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Director
Job Thomas Thekkekkara	Director
Nyayapathi Sunder Raj	Director

About Smartlinx

Smartlinx, a company incorporated under the laws of India, is engaged in the business of providing technical support and back office services for Voice-Over Internet Protocol (“VOIP”) and live on-line tutoring services utilizing its video enabled model and “Live Tutor” website. Smartlinx’s business operations for its VOIP services and Live Tutor services are based in India.

The foregoing is a brief summary of the terms of the Share Purchase Agreement and is qualified by reference to the Share Purchase Agreement attached as Exhibit 10.1 to this current report on Form 8-K.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits

Exhibit Number	Description of Exhibit

10.1	Share Purchase Agreement dated for reference August 20, 2009 among Smartlinx VOIP Networks Private Limited, Smartlinx Acquisition Corp., David K. Ryan, Cignus Ventures Inc. and Citiglobal Ltd.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIGNUS VENTURES INC.

Date: August 24, 2009
	By:	/s/ David K. Ryan

DAVID K. RYAN
President and Chief Executive Officer